                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    The Emerging Markets Income Fund II Inc
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3)Filing Party:

  (4) Date Filed:

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL ADVANTAGE FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                                                               January 12, 2000

Dear Stockholder:

  We are pleased to enclose the notice and proxy statement for the Special Meetings of Stockholders (the "Special Meetings") of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and for the Annual Meetings of Stockholders of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc. (the "Annual Meetings", and together with the "Special Meetings", the "Meetings") to be held on February 24, 2000. Each fund is referred to in this notice and proxy statement as a "Fund", and collectively, as the "Funds".

  As you may know, on October 31, 1999, PIMCO Advisors L.P. ("PIMCO Advisors"), its general partners, PIMCO Advisors Holdings L.P. and PIMCO Partners G.P., certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein, entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America agreed to acquire majority ownership of PIMCO Advisors. At the Meetings, stockholders of each Fund will be asked to approve one or more new management or advisory agreements, which will be substantially identical to the existing agreements with that Fund, to be in effect following such acquisition. Approval of the new agreements is necessary because the closing of the acquisition results in the termination of the existing agreements pursuant to the provisions of the Investment Company Act of 1940, as amended. In addition, stockholders of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc. will be asked to vote on the election of directors and to ratify the selection of independent accountants.

  It is important to keep in mind that Allianz of America is acquiring control of PIMCO Advisors, not the Funds. Your Fund shares and the management or advisory fees charged each Fund will not change as a result of the acquisition. Moreover, Allianz of America has advised each Fund's Board of Directors, that following the acquisition, PIMCO Advisors will continue to provide the high-quality services to which you have grown accustomed. The acquisition does not involve Salomon Brothers Asset Management Inc ("SBAM"), which serves as investment adviser or manager to all of the Funds except Municipal Advantage Fund Inc. However, because PIMCO Advisors is a party to the current agreements between SBAM and certain of the Funds on the one hand, and between OpCap Advisors ("OpCap") and Municipal Advantage Fund Inc. on the other hand, stockholders of those Funds are being asked to consider new agreements with SBAM and OpCap.

  Because the Funds are affected similarly by the acquisition, each Fund's Board of Directors determined it would be most efficient to prepare a single combined notice and proxy statement which has been sent to the stockholders of all of the Funds. Further information relating to each Fund is contained in a separate exhibit, which is an important part of the proxy statement. If you are a stockholder of more than one Fund, you will receive the combined notice of meetings, proxy statement and proxy card for each such Fund. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

  Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed notice of meetings describes which Funds' stockholders are being asked to vote on each proposal, and the enclosed proxy cards provide for voting only with respect to the proposals relating to the Funds in which you are a stockholder.

  After careful consideration, each Fund's Board of Directors, including its independent directors, approved the proposals relating to such Fund and recommends that its stockholders vote "FOR" each such proposal.

  We urge you to review the enclosed materials for all of the details on the proposals described above. It is very important that you complete and return the enclosed proxy card(s).

  We thought it would be helpful to provide the following questions and answers regarding the acquisition and the related proposals. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

  Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-549-6697 to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card(s) prior to the date of the Meetings, you may receive a telephone call from D.F. King & Co., Inc. encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                                 Sincerely,

                                 [Signature of Steven J. Treadway]
                                 President of:
                                     THE EMERGING MARKETS INCOME FUND INC
                                     THE EMERGING MARKETS INCOME FUND II INC
                                     THE EMERGING MARKETS FLOATING RATE
                                      FUND INC.
                                     GLOBAL PARTNERS INCOME FUND INC.
                                     MUNICIPAL PARTNERS FUND INC.
                                     MUNICIPAL PARTNERS FUND II INC.

                                                      and

                                 Chairman of the Board of:
                                     MUNICIPAL ADVANTAGE FUND INC.

                              QUESTIONS & ANSWERS

Q.WHO IS BEING ACQUIRED IN THE ACQUISITION?

A. Allianz of America has agreed to acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors. The Funds themselves are not being acquired.

Q.WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. Pursuant to the Investment Company Act of 1940, as amended, consummation of the acquisition will cause the automatic termination of each of the current management or investment advisory agreements with PIMCO Advisors and each of the current investment advisory agreements among PIMCO Advisors, SBAM and OpCap Advisors, respectively. Therefore, in order to ensure continuity of management, stockholders are being asked to approve substantially identical new agreements with PIMCO Advisors, OpCap Advisors and SBAM.

Q.HOW WILL THE ACQUISITION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund shares and the fees charged each Fund will not change as a result of the acquisition. Moreover, Allianz of America has advised each Fund's Board that following the acquisition PIMCO Advisors will continue to provide the high-quality services to which you've grown accustomed. Consequently, management of each Fund believes that the acquisition will not adversely affect the operations of the Fund.

Q.HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A. After careful consideration, each Fund's Board of Directors, including its independent directors, recommends that stockholders vote "FOR" each of the proposals relating to such Fund on the enclosed proxy card(s) and with respect to the Funds holding annual meetings, "FOR" the election of directors.

Q.WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-549-6697 to answer any questions you may have regarding the voting of your shares.

 PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL ADVANTAGE FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                               ----------------

             NOTICE OF ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS
                               January 12, 2000

                               ----------------


To the Stockholders of the above funds:

  Notice is hereby given that Special Meetings of Stockholders (the "Special Meetings") of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc., and Municipal Partners Fund II Inc. and Annual Meetings of Stockholders of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc. (the "Annual Meetings", and together with the "Special Meetings", the "Meetings") will be held on February 24, 2000. The Annual Meeting of Municipal Advantage Fund Inc. will be held at 1345 Avenue of the Americas on the 49th Floor at 10:00 a.m. All other meetings will be held at 7 World Trade Center, New York, New York in the Downtown Conference Center at the following times:

   The Emerging Markets Income Fund Inc:          10:00 a.m.
   Global Partners Income Fund Inc.:              10:30 a.m.
   The Emerging Markets Income Fund II Inc:       11:00 a.m.
   The Emerging Markets Floating Rate Fund Inc.:  11:20 a.m.
   Municipal Partners Fund Inc.:                  11:40 a.m.
   Municipal Partners Fund II Inc.:               12:00 p.m.

  The Meetings will be held for the following purposes:

The following proposal relates to each Fund:

  1. The approval of a new management or advisory agreement between PIMCO Advisors L.P. ("PIMCO Advisors") and the Fund. No fee increase is proposed.

The following proposal relates to The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc.:

  2. The approval of a new investment advisory and administration agreement among PIMCO Advisors, Salomon Brothers Asset Management Inc and the Fund. No fee increase is proposed.

The following proposal relates to Municipal Advantage Fund Inc.:

  3. The approval of a new investment advisory and administration agreement among PIMCO Advisors, OpCap Advisors and the Fund. No fee increase is proposed.

The following proposal relates to The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc.:

  4. The election of directors for the Funds, to hold office until their successors are duly elected and qualified.

The following proposal relates to The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc.:

  5. The ratification of the selection of PricewaterhouseCoopers LLP as the Funds' independent accountants for the fiscal years ending August 31, 2000, August 31, 2000 and October 31, 2000, respectively.

The following relates to each Fund:

  To conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

  The close of business on December 30, 1999 has been fixed as the record date for the determination of stockholders who will be entitled to receive notice of, and to vote at, each of the Meetings and any adjournment(s) thereof.

                                 By Order of the Boards of Directors,

                                 Christina T. Sydor,
                                 Secretary of the following Funds:
                                 THE EMERGING MARKETS INCOME FUND INC
                                 THE EMERGING MARKETS INCOME FUND II INC
                                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                                 GLOBAL PARTNERS INCOME FUND INC.
                                 MUNICIPAL PARTNERS FUND INC.
                                 MUNICIPAL PARTNERS FUND II INC.

                                 Elliot M. Weiss,
                                 Secretary of the following Fund:
                                 MUNICIPAL ADVANTAGE FUND INC.

New York, New York
January 12, 2000

 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL ADVANTAGE FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                               ----------------

                           COMBINED PROXY STATEMENT
                           MEETINGS OF STOCKHOLDERS

                               ----------------

  This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the above funds (each, a "Fund" and, collectively, the "Funds"), to be used at meetings of stockholders (in each case, the "Meeting" and, collectively, the "Meetings") of the Funds and any adjournment(s) thereof. The Meetings will be held on February 24, 2000. The Meeting of Municipal Advantage Fund Inc. will be held at 1345 Avenue of the Americas, New York, New York on the 49th Floor at 10:00 a.m. Each other Meeting will be held at 7 World Trade Center, New York, New York in the Downtown Conference Center at the following times: 10:00 a.m. for The Emerging Markets Income Fund Inc, 10:30 a.m. for Global Partners Income Fund Inc, 11:00 a.m. for The Emerging Markets Income Fund II Inc, 11:20 a.m. for the Emerging Markets Floating Rate Fund Inc., 11:40 a.m. for Municipal Partners Fund Inc., and 12:00 p.m. for Municipal Partners Fund II Inc. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 12, 2000.

  The primary purpose of the Meetings is to permit each Fund's stockholders to consider one or more new management and/or investment advisory agreements to take effect upon consummation of a series of transactions contemplated by the Implementation and Merger Agreement (the "Transaction"), dated as of October 31, 1999 (the "Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors"), its general partners, PIMCO Advisors Holdings L.P. ("PAH") and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein. Pursuant to the Merger Agreement, Allianz of America will acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors. For a discussion of the Transaction, see "The Transaction" under Proposal 1 below. Pursuant to the terms of each Fund's management or investment advisory agreement currently in place with PIMCO Advisors and the relevant provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Transaction will cause the automatic termination of such agreements. Therefore, in order to ensure continuity in the management of the Funds, stockholders of each Fund are being asked to approve a new investment management or advisory agreement with PIMCO Advisors. Moreover, because PIMCO Advisors is a party to the investment advisory and administration agreement with each of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (each sometimes referred to herein as an "SBAM Fund" and collectively as the "SBAM Funds") and Salomon Brothers Asset Management Inc ("SBAM"), which serves as investment adviser and administrator to each SBAM Fund, at the time of consummation of the Transaction, stockholders of each SBAM Fund are being asked to approve a new investment advisory and administration agreement with PIMCO Advisors and SBAM so that SBAM may continue to serve as investment adviser and administrator to each SBAM Fund. Similarly, since PIMCO Advisors is a party to the investment advisory and administration agreement with Municipal Advantage Fund Inc. and OpCap Advisors ("OpCap"), a subsidiary of

PIMCO Advisors which serves as investment adviser and administrator to this Fund, stockholders of this Fund are being asked to approve a new advisory agreement with PIMCO Advisors and OpCap so that OpCap may continue to serve as investment adviser and administrator to this Fund. In addition, the Meeting will serve as the Annual Meeting of Stockholders of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc. and such stockholders also are being asked to vote on the election of directors for the respective Funds and ratify the selection of the Funds' respective independent accountants.

  Stockholders who execute proxies retain the right to revoke them in person at the relevant Meeting or by written notice received by the Secretary of the relevant Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted "FOR" each of the proposals set forth below (each, a "Proposal" and, collectively, the "Proposals"). The close of business on December 30, 1999, has been fixed as the record date (the "Record Date") for the determination of stockholders of each Fund entitled to notice of, and to vote at, the relevant Meeting and any adjournment(s) thereof. Each stockholder is entitled to one vote for each full share (and a fractional vote for each fractional share) held of record on the Record Date, with no shares having cumulative voting rights. On the Record Date, each Fund had outstanding the number of shares indicated in the separate fund exhibit pertaining to the Funds (the "Fund Exhibit") accompanying as Exhibit A to, and forming an important part of, this proxy statement. Stockholders of each Fund may vote only on those Proposals affecting their Fund, and stockholders of each Fund will vote separately on each such Proposal from stockholders of the other Funds voting on such Proposal. All of the outstanding capital stock of each Fund will vote together as a single class with respect to each Proposal.

  The Proposals are to be voted upon by stockholders of the Funds as follows:


                    Proposals                       Funds to Which Each Proposal Applies
------------------------------------------------------------------------------------------
   1.   Approval of a new investment management   All Funds.
        or advisory agreement between PIMCO
        Advisors and the Fund.
------------------------------------------------------------------------------------------
   2.   Approval of a new investment advisory     The Emerging Markets Income Fund II Inc,
        and administration agreement among PIMCO  The Emerging Markets Floating Rate Fund
        Advisors, SBAM and the Fund.              Inc., Global Partners Income Fund Inc.,
                                                  Municipal Partners Fund Inc. and
                                                  Municipal Partners Fund II Inc.
------------------------------------------------------------------------------------------
   3.   Approval of a new investment advisory     Municipal Advantage Fund Inc.
        and administration agreement among PIMCO
        Advisors, OpCap and the Fund.
------------------------------------------------------------------------------------------
   4.   Election of directors to the Board of     The Emerging Markets Income Fund Inc,
        Directors to hold office until their      Global Partners Income Fund Inc. and
        successors are duly elected and           Municipal Advantage Fund Inc.
        qualified.
------------------------------------------------------------------------------------------
   5.   Ratification of the selection of          The Emerging Markets Income Fund Inc,
        PricewaterhouseCoopers LLP as the         Global Partners Income Fund Inc. and
        independent accountants of the Fund.      Municipal Advantage Fund Inc.

  Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of a Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against the Proposal. Otherwise, abstentions and Broker Non-Votes have no effect on the outcome of a Proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

  In accordance with each Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve any of the Proposals to be acted on at the Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies and without establishing a new Record Date. Any adjournment will require the affirmative vote of a majority of those shares present at the relevant Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any adjournment proposal in their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement with respect to a Fund prior to any adjournment if sufficient votes have been received for approval.

  Each Fund will furnish, without charge, a copy of its most recent Annual Report to Stockholders and its most recent Semi-Annual Report to Stockholders, if any, succeeding such Annual Report, to any stockholder upon request. Requests should be directed to the Secretary of the relevant Fund in writing at its address below or by calling 1-800-670-6722 for the Mutual Advantage Fund Inc. and 1-888-777-0102 for the other Funds.

  The principal executive offices of each SBAM Fund and The Emerging Markets Income Fund Inc are located at 7 World Trade Center, New York, New York 10048. The principal executive offices of Municipal Advantage Fund Inc. (sometimes referred to herein as "MAF") are located at 1345 Avenue of the Americas, New York, New York 10105. Each of the Funds is a closed-end management investment company.

   PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT OR ADVISORY AGREEMENT
                      BETWEEN PIMCO ADVISORS AND THE FUND

Stockholders of each of the funds will vote on this Proposal.

Introduction

  PIMCO Advisors currently serves as investment adviser to The Emerging Markets Income Fund Inc pursuant to an advisory agreement with such Fund and as investment manager to each other Fund pursuant to a management agreement with such Fund (in each case, the "Existing PIMCO Agreement" and, collectively, the "Existing PIMCO Agreements"), the date of each of which is set forth in the Fund Exhibit on page A-3. The Fund Exhibit sets forth on page A-3, the respective dates on which each Fund's stockholders and its Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) ("Interested Persons") of such Fund or PIMCO Advisors, most recently approved the Fund's Existing PIMCO Agreement. Previously, Value Advisors LLC, a subsidiary of PIMCO Advisors, served as investment manager to MAF.

  As required by the 1940 Act, each Existing PIMCO Agreement provides for its automatic termination in the event of its "assignment," as such term is defined in the 1940 Act. The consummation of the Transaction will constitute an assignment of the Existing PIMCO Agreement with each Fund because it will result in a change of control of PIMCO Advisors. Therefore, in anticipation of the Transaction, the Board of Directors of each Fund is proposing that its stockholders approve a new investment management or advisory agreement between the Fund and PIMCO Advisors (in each case, the "New PIMCO Agreement" and, collectively, the "New PIMCO Agreements"). The New PIMCO Agreement proposed for each Fund is substantially identical to its Existing PIMCO Agreement. A description of the New PIMCO Agreement proposed for each Fund, including the services to be provided by PIMCO Advisors thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New PIMCO Agreement attached hereto as Exhibit B. The New PIMCO Agreements would take effect on the date of consummation of the Transaction. If for any reason the Transaction is not completed, the Existing PIMCO Agreements will remain in effect.

Information Concerning the PIMCO Parties

  PIMCO Advisors is a publicly traded investment management firm and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") whose principal business address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. As of September 30, 1999, PIMCO Advisors and its subsidiary partnerships had approximately $256 billion of assets under management.

  PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. Partners GP and PAH are the general partners of PIMCO Advisors. Partners GP is a general partnership between PIMCO Holdings LLC ("PH LLC"), a Delaware limited liability company and an indirect wholly owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company ("PIMCO"), a subsidiary partnership of PIMCO Advisors. Partners GP is the sole general partner of PAH.

  Partners GP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board. Pursuant to the terms of the delegation of authority by Partners GP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors;
(ii) six other persons designated by Partners GP ; (iii) three disinterested persons designated by representatives of the Public General Partner or, if there is no Public General Partner, Partners GP or its successor as general partner of PIMCO Advisors; (iv) the Chief Executive Officer and one Managing Director of each of the two subsidiaries of PIMCO Advisors having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other subsidiaries of PIMCO Advisors designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.

  The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of four members. The members of the Executive Committee are William D. Cvengros, Brent R. Harris, Glenn S. Schafer and William S. Thompson, Jr.

  The names, titles and principal occupations of the executive officers of PIMCO Advisors are set forth in the following table.


  Name                                      Title and Principal Occupation
-----------------------------------------------------------------------------------------------
  William D. Cvengros   Chief Executive Officer of PIMCO Advisors
-----------------------------------------------------------------------------------------------
  Kenneth M. Poovey     Chief Operating Officer of PIMCO Advisors
-----------------------------------------------------------------------------------------------
  Robert M. Fitzgerald  Senior Vice President and Chief Financial Officer of PIMCO Advisors
-----------------------------------------------------------------------------------------------
  Stephen J. Treadway   Executive Vice President of PIMCO Advisors
-----------------------------------------------------------------------------------------------
  James G. Ward         Senior Vice President and Director of Human Resources of PIMCO Advisors
-----------------------------------------------------------------------------------------------
  Richard M. Weil       Senior Vice President, General Counsel and Secretary of PIMCO Advisors
-----------------------------------------------------------------------------------------------
  Ernest L. Schmider    Senior Vice President of PIMCO Advisors

  The business address of each person listed above other than Mr. Treadway and Mr. Schmider is 800 Newport Center Drive, Newport Beach, California 92660. The business address of Mr. Treadway is 2187 Atlantic Street, Stamford, Connecticut 06902 and the business address of Mr. Schmider is 840 Newport Center Drive, Newport Beach, California 92660.

Information Concerning Allianz of America and Its Affiliates

  Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly-traded company) and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is Allianz Aktiengesellschaft, Koniginstrasse 28, D-80802, Munich, Germany.

  Affiliates of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers that might be deemed to be controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered as "Affiliated Brokers". Once the Transaction is completed, absent an exemption from the Securities and Exchange Commission (the "SEC") or other relief, the Funds will generally be precluded from effecting principal transactions with any Affiliated Brokers, and their ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize any Affiliated Brokers for agency transactions will be subject to restrictions. PIMCO Advisors does not believe that applicable restrictions on transactions with Affiliated Brokers will materially adversely affect its ability, post-closing, to provide services to the Funds, the Funds' ability to take advantage of market opportunities or the overall performance of the Funds.

The Transaction

  On October 31, 1999, PIMCO Advisors, its two general partners, PAH and Partners GP, certain of their affiliates, Allianz of America and certain other parties named therein entered into the Merger Agreement pursuant to which Allianz of America agreed to acquire majority ownership of PIMCO Advisors.

  The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, all of the outstanding units of limited and general partnership interests in PAH will be converted into the right to receive cash in an amount per unit equal to $38.75, subject to downward adjustment if the aggregate annualized investment advisory and subadvisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate", declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

  Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors (the "PA Units"), bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of the transaction, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from PIMCO Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million and of the member interests in Partners GP that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors will maintain an indirect interest in PIMCO Advisors following the closing.

  In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect investment in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 to require Pacific Life to sell or cause to be sold to Allianz of America all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

  As a result of the transactions contemplated by the Merger Agreement, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be indirectly owned by Pacific Life.

  The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions including, among others, (i) the approval of the public unitholders of PAH,
(ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 amount. PIMCO Advisors has agreed to use its reasonable best efforts to obtain, prior to completion of the Transaction, the approval of the New PIMCO Agreements, the New SBAM Agreements and the New OpCap Agreement by the stockholders of each Fund. If the new agreements are not approved by the Funds' stockholders and the Transaction is completed, the Board of Directors of each Fund will consider appropriate action.

  Pursuant to the Merger Agreement, PIMCO Advisors and PIMCO will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries will receive payment in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PA Units on which such arrangements were based.

Post-Transaction Structure and Operations

  Upon completion of the Transaction, PIMCO Advisors and its subsidiaries will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG, which together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz of America will control PIMCO Advisors through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be managing member of PacPartners LLC and will have the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

  Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz asset management activities. PIMCO Advisors and its subsidiaries are currently expected to continue to operate in the United States under their existing names.

  Both William S. Thompson, Jr., a member of the Management Board and Chairman of the Executive Committee of PIMCO Advisors, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. In the Transaction, Messrs. Thomson and Gross will enter into employment contracts with a term of seven years following the Transaction. Certain key employees of PIMCO Advisors have also contractually agreed to remain with PIMCO Advisors following the Transaction.

  William D. Cvengros is a Director of each Fund (other than Municipal Advantage Fund Inc.) and is President and Chief Executive Officer of PIMCO Advisors and a member of its Management Board. In connection with the Transaction, Mr. Cvengros and the Cvengros Living Trust will exchange 5,000 and 355,000 PA Units, respectively, at the Unit Transaction Price (for an expected total exchange value of $193,750 and $13,756,250, respectively). Additionally, Mr. Cvengros, who has elected not to continue his employment with PIMCO Advisors after the Transaction, will receive a transition award of approximately $1.7 million per annum for three years. Options for 250,000 PA Units previously granted to Mr. Cvengros pursuant to PIMCO Advisors' 1998 Unit Incentive Plan will be converted into the right to receive cash in an expected total amount of $5,525,000, the difference between the exercise price for those options (which averages $16.65) and the Unit Transaction Price.

  Stephen J. Treadway is President of each Fund (other than Municipal Advantage Fund Inc.) and Chairman of the Board of Directors of Municipal Advantage Fund Inc. Mr. Treadway serves as Executive Vice President of PIMCO Advisors, and as Chairman and President of PIMCO Funds Distributors LLC. In connection with the Transaction, Mr. Treadway will exchange approximately 22,000 PA Units at the Unit Transaction Price (for an expected total exchange value of $852,500). Upon completion of the Transaction, Mr. Treadway will enter into an employment agreement with PIMCO Advisors for an initial term of two years, beginning January 1, 2000, with automatic renewal for successive two year periods. Mr. Treadway will receive an annual salary and bonus, and will be eligible to participate in certain benefit plans and programs. In addition, pursuant to a new PIMCO Advisors LP Transition and Retention Plan, Mr. Treadway will receive a fixed payment of $1 million per year for five years and will be eligible for a performance-based award of up to $1 million per year for five years depending on the achievement of certain retail product sales targets. Additionally, 25,688 unvested PA Units (with an expected total exchange value of $994,635) attributable to Mr. Treadway's account balance in PIMCO Advisors' Executive Deferred Compensation Plan will fully vest and all of the PA Units owned by that plan will be exchanged for cash at the Unit Transaction Price. Options for 105,000 PA Units previously granted to Mr. Treadway pursuant to PIMCO Advisors' 1998 Unit Incentive Plan will be converted into the right to receive cash in an expected total amount of $1,680,000, which is the difference between the exercise price for those options (which averages $22.75) and the Unit Transaction Price.

  Newton B. Schott, Jr. is Executive Vice President of each Fund and is also Assistant Secretary to Municipal Advantage Fund Inc. Mr. Schott is Senior Vice President of PIMCO Advisors Mutual Fund Division and Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PIMCO Funds Distributors LLC. Any options for PA Units held by Mr. Schott will be converted into a right to receive the difference between the exercise price for such options and the Unit Transaction Price.

  As a result of the direct and indirect interests in the Transaction and in PIMCO Advisors and its affiliates, as well as the employment arrangements with PIMCO Advisors and its affiliates, each of the persons identified in the foregoing paragraphs may be deemed to have a substantial interest in stockholder approval of the matters set forth in Proposals 1, 2 and 3.

Section 15(f) of the 1940 Act.

  The "safe harbor" provided by Section 15(f) of the 1940 Act is available to the current owners of PIMCO Advisors in connection with the Transaction.
Section 15(f) provides in substance that when a sale of an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any Interested Person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of Directors of each Fund is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.

  The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the investment adviser (or predecessor or successor adviser).

  Allianz of America and each of the other parties to the Merger Agreement have agreed to use their reasonable best efforts to assure compliance with
Section 15(f) as it applies to the Transaction during the applicable time periods.

  In connection with compliance with Section 15(f), PIMCO Advisors and The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Advantage Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have applied to the SEC for an exemption from the 75% disinterested board requirement to avoid the need to reconstitute the Funds' Boards of Directors upon consummation of the Transaction.

Existing PIMCO Agreements and New PIMCO Agreements

  The Existing PIMCO Agreement and the New PIMCO Agreement for each Fund are substantially identical. The following description of the New PIMCO Agreement for each Fund is qualified in its entirety by reference to the form of New PIMCO Agreement attached hereto as Exhibit B.

 Services to be Performed

  Pursuant to each New PIMCO Agreement, PIMCO Advisors will continue to supervise the Fund's investment program, including advising and consulting with the Fund's investment manager (or adviser, in the case of The Emerging Markets Income Fund Inc) regarding the Fund's overall investment strategy. PIMCO Advisors also will continue to provide access to economic information, research and assistance to all Funds.

 Expenses and Advisory Fees

  Each New PIMCO Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that PIMCO Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund and the investment manager (or adviser, in the case of The Emerging Markets Income Fund Inc).

  For each Fund, the rate used to determine fees payable by the Fund pursuant to its New PIMCO Agreement is identical to the rate in its Existing PIMCO Agreement. Consequently, each Fund will pay PIMCO Advisors an annual fee in monthly installments at a rate under its New PIMCO Agreement which is identical to the fee rate for its Existing PIMCO Agreement; such fee rate is set forth in the Fund Exhibit on page A-1. For each Fund, the aggregate amount of investment management or advisory fees paid by such Fund to PIMCO for the Fund's most recent fiscal year under its Existing PIMCO Agreement is set forth in the Fund Exhibit on page A-3. PIMCO remitted a certain percentage of such fees to third parties, including (i) SBAM, pursuant to the Existing SBAM Agreements (for a discussion of such agreements, see Proposal 2) and (ii) OpCap, pursuant to the Existing OpCap Agreement (for a discussion of this agreement, see Proposal 3).

 Limitation of Liability

  Each New PIMCO Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), PIMCO Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New PIMCO Agreement provides that the Fund, under certain circumstances, will indemnify PIMCO Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

 Duration and Termination

  Each Fund's New PIMCO Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New PIMCO Agreement, and who are not Interested Persons of any such party, and
(ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. For each Fund, its New PIMCO Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by PIMCO Advisors, and each New PIMCO Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Evaluation by the Boards of Directors

  Each Fund's Board of Directors, including the Board members who are not Interested Persons of any party to the New PIMCO Agreement or its affiliates, has approved the New PIMCO Agreement for such Fund and recommends that stockholders of the Fund approve such agreement. Such Board approvals occurred at meetings held on November 2, 1999 with respect to The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and on December 10, 1999 with respect to Municipal Advantage Fund Inc. Each New PIMCO Agreement will become effective on the later of the date the Transaction is consummated and the date the stockholders of the relevant Fund approve such agreement.

  In approving the New PIMCO Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each Fund has determined that continuity and efficiency of management or advisory services after the Transaction is consummated can best be assured by approving the New PIMCO Agreement on behalf of the Fund. The Board of Directors of each Fund believes that the New PIMCO Agreement will enable the Fund to continue to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New PIMCO Agreement is in the best interests of the Fund and its stockholders.

  In connection with its review of the New PIMCO Agreement, each Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by PIMCO Advisors and Allianz of America. These materials included financial statements as well as other written information regarding PIMCO Advisors and Allianz of America and their personnel, operations and financial condition.

  In approving the New PIMCO Agreement, the Board of Directors of each Fund focused primarily on the nature, quality and scope of the operations and services to date provided by PIMCO Advisors to the Fund, which will continue to be provided by PIMCO Advisors after the consummation of Transaction with no change in fees, comparative fee information concerning other investment companies currently advised by PIMCO Advisors with similar investment objectives (which information is presented in the Fund Exhibit on page A-1 as the first item appearing under the heading "A. General Information"), and the fact that the Existing PIMCO Agreement and the New PIMCO Agreement for such Fund, including the terms relating to the services to be performed thereunder by PIMCO Advisors, are substantially identical. In connection with these primary considerations, comparisons were made between the New PIMCO Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to PIMCO Advisors of its relationship with each Fund.

  In addition to the foregoing primary considerations, each Fund's Board of Directors considered the likelihood of PIMCO Advisors' and Allianz of America's financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of each of PIMCO Advisors and Allianz of America, and whether there are any aspects of the Transaction likely to affect the ability of PIMCO Advisors to retain and attract qualified personnel following consummation.

  Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New PIMCO Agreement is in the best interests of the Fund and its stockholders.

  A certain director and certain officers of each Fund may have a substantial interest in the approval of the New PIMCO Agreement for such Fund as a result of their interests in PIMCO Advisors or affiliates thereof, as described above under "The Transaction" and in the Fund Exhibit.

Required Vote

  As provided by the 1940 Act, approval of each Fund's New PIMCO Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and Broker Non-Votes will be counted as shares present at the Meeting for quorum purposes but not voting and, under clause (a) above, will have no effect on the proposal and under clause (b), will have the same effect as votes cast against the Proposal.

  THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, ALLIANZ OF AMERICA, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW PIMCO AGREEMENT.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                    AMONG PIMCO ADVISORS, SBAM AND THE FUND

Stockholders of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. will vote on this Proposal.

Introduction

  SBAM serves as investment adviser and administrator to each SBAM Fund pursuant to an investment advisory and administration agreement currently in place among PIMCO Advisors, SBAM and such SBAM Fund (in each case, the "Existing SBAM Agreement" and, collectively, the "Existing SBAM Agreements"), the date of each of which is set forth in the Fund Exhibit on page A-3. In addition, SBAM serves as investment manager and administrator to The Emerging Markets Income Fund Inc pursuant to a management agreement with such Fund. The Fund Exhibit sets forth the respective dates on which each SBAM Fund's stockholders and Board of Directors, including a majority of the directors who are not Interested Persons of such SBAM Fund, PIMCO Advisors or SBAM, most recently approved the SBAM Fund's Existing SBAM Agreement (see page A-3).

  As required by the 1940 Act, each Existing SBAM Agreement provides for its automatic termination in the event of its "assignment," as defined in such Act. For a discussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors of each SBAM Fund is proposing that its stockholders approve a new investment advisory and administration agreement among PIMCO Advisors, SBAM and the SBAM Fund (in each case, the "New SBAM Agreement" and, collectively, the "New SBAM Agreements"). The New SBAM Agreement proposed for each SBAM Fund is substantially identical to its Existing SBAM Agreement. A description of the New SBAM Agreement proposed for each SBAM Fund, including the services to be provided by SBAM thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New SBAM Agreement for each SBAM Fund attached hereto as Exhibit C. The New SBAM Agreements would take effect on the date of the consummation of the Transaction. If for any reason the Transaction is not completed, the Existing SBAM Agreements will remain in effect.

Information Concerning SBAM

  SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Advisers Act. SBAM has served as investment adviser and administrator to each SBAM Fund pursuant to such SBAM Fund's Existing SBAM Agreement since commencement of the Fund's operations. As of September 30, 1999, SBAM managed approximately $26.1 billion of assets. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each SBAM Fund for which SBAM provides management, advisory or sub-advisory services (see pages A-1-A-2).

  SBAM is an indirect wholly-owned subsidiary of Salomon Smith Barney Holding Company Inc, which in turn is a wholly-owned subsidiary of Citigroup, Inc. The principal business address of each of the foregoing entities is 7 World Trade Center, New York, New York 10048.

  The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.


  Name                              Title and Principal Occupation
-------------------------------------------------------------------------------
  Ross S. Margolies    Member of the Board of Directors, Managing Director of
                       SBAM and Salomon Smith Barney Inc.
-------------------------------------------------------------------------------
  Peter J. Wilby       Member of the Board of Directors, Managing Director of
                       SBAM and Salomon Smith Barney Inc.
-------------------------------------------------------------------------------
  Virgil H. Cumming    Member of the Board of Directors, Managing Director and
                       Chief Investment Officer of Salomon Smith Barney Inc.
-------------------------------------------------------------------------------
  Wendy Murdock        Member of the Board of Directors, Executive Vice
                       President of Salomon Smith Barney Inc.
-------------------------------------------------------------------------------
  Heath B. McLendon    Managing Director of SBAM and Salomon Smith Barney Inc.,
                       Director and Chairman of Smith Barney Strategy Advisers
                       Inc.
-------------------------------------------------------------------------------
  Michael F. Rosenbaum General Counsel of SBAM, Managing Director of Salomon
                       Smith Barney Inc., Chief Legal Officer of investment
                       advisory affiliates of SBAM.
-------------------------------------------------------------------------------
  Marcus A. Peckman    Member of the Board of Directors and Chief Financial
                       Officer of SBAM, Director of Salomon Smith Barney Inc.
                       and Treasurer of Salomon Brothers Asset Management Asia
                       Pacific Limited.
-------------------------------------------------------------------------------
  Jeffrey S. Scott     Chief Compliance Officer of SBAM.

  The business address of Messrs. Margolies, Wilby, Peckman and Scott is 7 World Trade Center, New York, New York 10048 and the business address of the others is 388 Greenwich Street, New York, New York 10013.

Existing and New SBAM Agreements

  The Existing SBAM Agreement and the New SBAM Agreement for each SBAM Fund are substantially identical. The following description of the New SBAM Agreement for each SBAM Fund is qualified in its entirety by reference to the form of New SBAM Agreement attached hereto as Exhibit C.

 Services to be Performed

  Pursuant to each New SBAM Agreement, subject to the direction and control of the directors of the SBAM Fund and in consultation with PIMCO Advisors, SBAM will make investment strategy decisions for each SBAM Fund, manage the investing and reinvesting of assets in accordance with the SBAM Fund's stated policies, place purchase and sale orders for the SBAM Fund, provide financial research and data to the SBAM Fund and be responsible for administrative and stockholder services.

 Expenses and Advisory Fees

  Each New SBAM Agreement provides that the SBAM Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the SBAM Fund.

  For each SBAM Fund, the rate used to determine fees payable by PIMCO Advisors to SBAM pursuant to the New SBAM Agreement is identical to the rate in the Existing SBAM Agreement.

Consequently, SBAM will be paid by PIMCO Advisors an annual fee in monthly installments at a rate under each SBAM Fund's New SBAM Agreement which is identical to the fee rate for its Existing SBAM Agreement; such fee rate is set forth in the Fund Exhibit on pages A-1-A-2. For each SBAM Fund, the aggregate amount of fees paid to SBAM for the SBAM Fund's most recent fiscal year under its Existing SBAM Agreement is set forth in the Fund Exhibit on page A-3.

 Limitation of Liability

  Each New SBAM Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), SBAM shall not be liable to the SBAM Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New SBAM Agreement provides that the SBAM Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

 Duration and Termination

  Each SBAM Fund's New SBAM Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the SBAM Fund's Board of Directors who are not parties to the New SBAM Agreement, and who are not Interested Persons of any such party, and (ii) a majority of the SBAM Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the SBAM Fund. For each SBAM Fund, its New SBAM Agreement may be terminated, without penalty, on 60 days' notice, by the SBAM Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the SBAM Fund, or by SBAM, and each New SBAM Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Evaluation by the Boards of Directors

  Each SBAM Fund's Board of Directors, including the Board members who are not Interested Persons of any party to the New SBAM Agreement or its affiliates, has approved the New SBAM Agreement for such SBAM Fund and recommends that stockholders of the SBAM Fund approve such agreement. Such Board approvals occurred at meetings held on November 2, 1999. Each New SBAM Agreement will become effective on the later of the date the Transaction is consummated and the date the stockholders of the relevant Fund approve such agreement.

  In approving the New SBAM Agreement and determining to submit it to the stockholders for their approval, the Board of Directors of each SBAM Fund has determined that continuity and efficiency of management or advisory services after the Transaction is consummated can best be assured by approving the New SBAM Agreement on behalf of the SBAM Fund. The Board of each SBAM Fund believes that the New SBAM Agreement will enable the SBAM Fund to continue to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM Agreement is in the best interests of the SBAM Fund and its stockholders.

  In connection with its review of the New SBAM Agreement, each SBAM Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM. These materials included financial statements as well as other written information regarding SBAM and its personnel, operations and financial condition.

  In approving the New SBAM Agreement, the Board of Directors of each SBAM Fund focused primarily on the nature, quality and scope of the services provided to date by SBAM to the SBAM Fund, which are expected to continue to be provided after the Transaction with no change in fees, comparative fee information concerning other investment companies advised by SBAM with similar investment objectives (which information is presented in the Fund Exhibit on page A-1 as the first item appearing under the heading "A. General Information"), and the fact that the Existing SBAM Agreement and the New SBAM Agreement for such SBAM Fund, including the terms relating to the services to be performed thereunder by SBAM, are substantially identical. In connection with these primary considerations, comparisons were made between the New SBAM Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to SBAM of its relationship with each SBAM Fund. In addition, each SBAM Fund's Board of Directors considered the commitment of SBAM to maintain and enhance the services provided to the SBAM Fund by it.

  In addition to the foregoing primary considerations, each SBAM Fund's Board of Directors considered the likelihood of SBAM's continued financial stability, particularly in light of its overall experience and reputation and the fact that the Transaction will have no impact on SBAM, its personnel or the services it provides to each SBAM Fund.

  Based upon its review of the above factors, the Board of Directors of each SBAM Fund concluded that the New SBAM Agreement is in the best interests of the SBAM Fund and its stockholders.

  A director and certain officers of each SBAM Fund may have a substantial interest in the approval of the New SBAM Agreement for such Fund as a result of their interests in SBAM or affiliates thereof, as described in Proposal 1 and in the Fund Exhibit.

Required Vote

  As provided by the 1940 Act, approval of each SBAM Fund's New SBAM Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the SBAM Fund. For a discussion of the definition of a "majority of the outstanding voting securities," see "Required Vote" under Proposal 1 above.

  THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, ALLIANZ OF AMERICA, SBAM, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW SBAM AGREEMENT.

 PROPOSAL 3: APPROVAL OF A NEW INVESTMENT ADVISORY OR INVESTMENT ADVISORY AND
       ADMINISTRATION AGREEMENT AMONG PIMCO ADVISORS, OPCAP AND THE FUND

Stockholders of Municipal Advantage Fund Inc. will vote on this Proposal.

Introduction

  OpCap serves as investment adviser and administrator to MAF pursuant to an investment advisory and administration agreement currently in place among PIMCO Advisors, OpCap and MAF (the "Existing OpCap Agreement"), the date of which is set forth in the Fund Exhibit on page A-3. The Fund Exhibit sets forth the respective dates on which Municipal Advantage Fund Inc's stockholders and Board of Directors, including a majority of the directors who are not Interested Persons of this Fund, PIMCO Advisors or OpCap, most recently approved the Fund's Existing OpCap Agreement (see page A-3).

  As required by the 1940 Act, the Existing OpCap Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. For a discussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors of MAF is proposing that its stockholders approve a new investment advisory or investment advisory and administration agreement among PIMCO Advisors, OpCap and MAF (the "New OpCap Agreement"). The New OpCap Agreement is substantially identical to the Existing OpCap Agreement. A description of the New OpCap Agreement proposed for this Fund, including the services to be provided by OpCap thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New OpCap Agreement for this Fund attached hereto as Exhibit D. The New OpCap Agreement would take effect on the date of consummation of the Transaction. If for any reason the Transaction is not completed, the Existing OpCap Agreement will remain in effect.

Information Concerning OpCap

  OpCap is a Delaware general partnership and a registered investment adviser under the Advisers Act. OpCap is a wholly-owned subsidiary of PIMCO Advisors. OpCap has served as the investment adviser and administrator to Municipal Advantage Fund Inc. since commencement of the Fund's operations. At September 30, 1999, OpCap, together with its parent company, Oppenheimer Capital, managed approximately $56 billion of assets.

  The names, titles and principal occupations of the current executive officers of OpCap are set forth in the following table. The business address of each person listed below is 1345 Avenue of the Americas, New York, New York 10105.


  Name                 Title and Principal Occupation
---------------------------------------------------------------------------
  Kenneth M. Poovey    Chief Executive Officer of OpCap
---------------------------------------------------------------------------
  Colin Glinsman       Chief Investment Officer, Managing Director of OpCap
---------------------------------------------------------------------------
  Peter M. Jones       Managing Director of OpCap
---------------------------------------------------------------------------
  Richard M. Weil      Managing Director of OpCap
---------------------------------------------------------------------------
  Frank Poli           Vice President and Secretary of OpCap
---------------------------------------------------------------------------
  Robert M. Fitzgerald Chief Financial Officer of OpCap
---------------------------------------------------------------------------
  Tony Orlando         Treasurer of OpCap

Existing and New OpCap Agreements

  The Existing OpCap Agreement and the New OpCap Agreement are substantially identical. The following description of the New OpCap Agreement is qualified in its entirety by reference to the form of New OpCap Agreement attached hereto as Exhibit D.

 Services to be Performed

  Pursuant to the New OpCap Agreement, subject to the direction and control of the Directors of MAF and in consultation with PIMCO Advisors, OpCap will make investment strategy decisions for MAF, manage the investing and reinvesting of assets in accordance with MAF's stated policies, place purchase and sale orders for

MAF, provide financial research and data to MAF and be responsible for administrative and stockholders services.

 Expenses and Advisory Fees

  The New OpCap Agreement provides that MAF is responsible for all of its expenses and liabilities, except that OpCap is responsible for the expenses in connection with providing office space, office facilities and personnel reasonably necessary for performance of the services to be provided by it to MAF.

  The rate used to determine fees payable by PIMCO Advisors to OpCap pursuant to the New OpCap Agreement is identical to the rate in the Existing OpCap Agreement. Consequently, OpCap will be paid by PIMCO Advisors an annual fee in monthly installments at a rate under the New OpCap Agreement which is identical to the fee rate under the Existing OpCap Agreement; such fee rate is set forth in the Fund Exhibit on page A-1. The aggregate amount of the fees paid to OpCap for MAF's most recent fiscal year under the Existing OpCap Agreement is set forth in the Fund Exhibit on page A-3.

 Limitation of Liability

  The New OpCap Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), OpCap shall not be liable to MAF or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New OpCap Agreement provides that MAF, under certain circumstances, will indemnify OpCap against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

 Duration and Termination

  The New OpCap Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of MAF's Board of Directors who are not parties to the New OpCap Agreement, and who are not Interested Persons of any such party, and (ii) a majority of MAF's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of MAF. The New OpCap Agreement may be terminated, without penalty, on 60 days' notice, by MAF's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of MAF, or by PIMCO Advisors, and the New OpCap Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). In addition, like the Existing OpCap Agreement, the New OpCap Agreement may be terminated, without penalty, on 60 days' notice, by OpCap.

Evaluation by the Boards of Directors

  MAF's Board of Directors, including the Board members who are not Interested Persons of any party to the New OpCap Agreement or its affiliates, has approved the New OpCap Agreement for MAF and recommends that the stockholders of MAF approve such agreement. Such Board approval occurred at a meeting held on December 10, 1999. The New OpCap Agreement will become effective on the later of the date the Transaction is consummated and the date the stockholders of MAF approve such agreement.

  In approving the New OpCap Agreement and determining to submit it to stockholders for their approval, the Board of Directors of MAF has determined that continuity and efficiency of advisory services after the

Transaction is consummated can best be assured by approving the New OpCap Agreement on behalf of MAF. The Board of Directors of MAF believes that the New OpCap Agreement will enable MAF to continue to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New OpCap Agreement is in the best interests of this Fund and its stockholders.

  In connection with its review of the New OpCap Agreement, MAF's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by OpCap, PIMCO Advisors and Allianz of America. These materials included financial statements as well as other written information regarding PIMCO Advisors and Allianz of America and their personnel, operations and financial condition.

  In approving the New OpCap Agreement, the Board of Directors of MAF focused primarily on the nature, quality and scope of the operations and services to date provided by OpCap to MAF, which are expected to continue to be provided after the consummation of Transaction with no change in fees and the fact that the Existing OpCap Agreement and the New OpCap Agreement for MAF, including the terms relating to the services to be performed thereunder by OpCap, are substantially identical. In connection with these primary considerations, comparisons were made between the New OpCap Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to OpCap of its relationship with MAF.

  In addition to the foregoing primary considerations, MAF's Board of Directors considered the likelihood of OpCap's and Allianz of America's financial stability following consummation of the Transaction particularly in light of the overall experience and reputation of each of OpCap, PIMCO Advisors and Allianz of America, and whether there are any aspects of the Transaction likely to affect the ability of OpCap to retain and attract qualified personnel following consummation of the Transaction.

  Based upon its review of the above factors, the Board of Directors of MAF concluded that the New OpCap Agreement is in the best interests of the Fund and its stockholders.

  Certain directors and officers of MAF may have a substantial interest in the approval of the New OpCap Agreement for such Fund as a result of their interests in PIMCO Advisors, OpCap or affiliates thereof, as described in Proposal 1 and in the Fund Exhibit.

Required Vote

  As provided by the 1940 Act, approval of the New OpCap Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of MAF. For a discussion of the definition of a "majority of the outstanding voting securities", see "Required Vote" under Proposal 1 above.

  THE DIRECTORS OF MUNICIPAL ADVANTAGE FUND, INC. INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, ALLIANZ OF AMERICA, OPCAP, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW OPCAP AGREEMENT.

                       PROPOSAL 4: ELECTION OF DIRECTORS

Stockholders of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc. will vote on this Proposal.

  The Meeting of each of the Funds listed above also will serve as that Fund's Annual Meeting of Stockholders, and stockholders of those Funds are being asked to consider for election as directors the individuals

(the "Nominees") listed in the Fund Exhibit on pages A-7-A-15. As described in the Fund Exhibit on pages A-7 and A-13, each Fund's Board of Directors is divided into three classes. Consequently, stockholders of The Emerging Markets Income Fund and Global Partners Income Fund Inc. will be electing two directors at the respective Meetings to hold office until the year 2002 Annual Meeting of Stockholders and stockholders of Municipal Advantage Fund, Inc. will be electing one director to hold office until the year 2003 Annual Meeting of Stockholders or, in each case, thereafter when their respective successors are elected and qualified.

  Biographical information about the Nominees and other directors and executive officers of the Funds, and other information relating to, among other things, compensation of such individuals, is set forth in the Fund Exhibit on pages A-7-A-15 under the heading "B. Specific Fund Information." Each Nominee currently serves as a director of the relevant Fund.

  The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed otherwise) FOR the election of the Nominees. Each Nominee has indicated that he will serve if elected, but if any Nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

Required Vote

  For each Fund, directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not effect the plurality vote required for directors.

  THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF EACH FUND, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTORS.

     PROPOSAL 5: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

Stockholders of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc. will vote on this Proposal.

  Because the Meetings of each of the Funds listed above will serve as that Fund's Annual Meeting of Stockholders, the stockholders of each Fund will be asked to ratify the selection by the Fund's Board of Directors of the Fund's independent accountants. The Board of Directors of each Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year of each Fund set forth in the Fund Exhibit on page A-13 as to The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. and on page A-16 as to the Municipal Advantage Fund Inc. The appointment of independent accountants is approved annually by each Fund's Board of Directors and is subsequently submitted to its stockholders for ratification.

  PricewaterhouseCoopers LLP served as independent accountant for each Fund for the most recently completed fiscal year. Each Fund has been advised by PricewaterhouseCoopers LLP that, as of the Record Date, neither the firm nor any of its partners had any direct or material indirect financial interest in either Fund. A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting to answer questions concerning each Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

Required Vote

  Ratification of the selection of PricewaterhouseCoopers LLP as each Fund's independent accountants requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and Broker Non-Votes will not be considered to be votes cast and do not affect the vote required for ratification.

  THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF EACH FUND, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE FUNDS' INDEPENDENT ACCOUNTANTS.

                INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

  Information regarding the number and percentage of outstanding shares of each Fund owned beneficially by each director and executive officer thereof, all directors and executive officers as a group, in each case as of October 31, 1999, is set forth in the Fund Exhibit on pages A-6-A-7.

  No person owned of record, or to the knowledge of the management of each relevant Fund, owned beneficially, more than 5% of the Fund's outstanding shares as of October 31, 1999.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

  Any proposals which stockholders of a Fund plan to submit at the next annual meeting of such Fund must be received by SBAM or OpCap and PIMCO Advisors on the date set forth in column A of the following table if the proposals are to be included in the notice of meeting and the proxy statement relating to such annual meetings. Any stockholder of a Fund who desires to bring a proposal at the next annual meeting of such Fund, without including such proposal in the Fund's proxy statement must deliver written notice thereof to the secretary of the Fund during the thirty-day period set forth in column B of the following table.

Name of Fund                                      A               B
------------                                      -               -
The Emerging Markets Income Fund Inc          9/14/2000 11/27/2000-12/27/2000
The Emerging Markets Income Fund II Inc       4/3/2000   6/11/2000-7/11/2000
The Emerging Markets Floating Rate Fund Inc.      *      3/13/2000-4/12/2000
Global Partners Income Fund Inc.              9/14/2000 11/27/2000-12/27/2000
Municipal Advantage Fund Inc.                 9/14/2000 11/27/2000-12/27/2000
Municipal Partners Fund Inc.                      *     12/13/1999-1/12/2000
Municipal Partners Fund II Inc.               6/14/2000  7/14/2000-8/14/2000

--------
* Deadline expired.

                                OTHER BUSINESS

  The Funds' Boards of Directors do not know of any other matter which may come before the Meetings. If any other matter properly comes before the Meetings, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on that matter.

                            EXPENSES OF THE MEETING

  The expenses of the Meeting of each Fund other than The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc., will be borne equally by Allianz of America and PIMCO Advisors. The expenses of the Meetings of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and Municipal Advantage Fund Inc., relating to the approval of new investment advisory or management agreements or a new investment advisory and administration agreement will be borne equally by Allianz of America and PIMCO Advisors, while the expenses of such Meetings relating to the governance of such Funds will be borne by the respective Funds.

  Proxies may be solicited personally by officers of each Fund and by regular employees of PIMCO Advisors, SBAM and OpCap, or their affiliates, or other representatives of each Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, each Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. It is anticipated that D.F. King & Co., Inc. will be paid for such solicitation services in an amount not to exceed $5,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meetings will include costs of
(i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

  D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted, along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact D.F. King & Co., Inc. at its toll-free number, 1-800-549-6697.

January 12, 2000

                                                                      EXHIBIT A

                                 FUND EXHIBIT

  A. General Information. The following information relates to each of the Funds identified below and is provided in connection with the proposals in the proxy statement relating to each such Fund. Stockholders of The Emerging Markets Income Fund Inc, Global Partners Fund Inc. and Municipal Advantage Fund Inc. should also refer to the information relating specifically to each such Fund which is provided below under the heading "Specific Fund Information." Terms used herein and not otherwise defined have the meanings given to them in the proxy statement.

1. COMPARATIVE FEE INFORMATION:

  PIMCO Advisors currently serves as an investment adviser or manager to each Fund, and to the investment companies listed below which have similar investment objectives to each Fund and, after the consummation of the Transaction, PIMCO Advisors will remain the investment adviser or manager to each Fund. For purposes of comparison of the information listed below, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II have similar investment objectives; and Municipal Advantage Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc. and PIMCO Municipal Bond Fund have similar investment objectives.

                                Investment Advisory,
                             Management or Sub-Advisory Approximate net assets
                              Fee (as a percentage of   as of October 31, 1999
Name of Fund                 average weekly net assets)     (in millions)
------------                 -------------------------- ----------------------
The Emerging Markets Income
 Fund Inc...................           0.50%                   $ 47.2
The Emerging Markets Income
 Fund II Inc................           1.20%(1)                 239.4
The Emerging Markets
 Floating Rate Fund Inc.....           1.10%(2)                  47.9
Global Partners Income Fund
 Inc........................           1.10%(2)                 164.2
PIMCO Emerging Markets Bond
 Fund.......................            .90%(3)                  25
PIMCO Emerging Markets Bond
 Fund II....................            .85%(3)                 270.11
Municipal Partners Fund
 Inc........................           0.60%(4)                 116.5
Municipal Partners Fund II
 Inc........................           0.60%(4)                 122.9
Municipal Advantage Fund
 Inc........................           0.60%(5)                 153.6
PIMCO Municipal Bond Fund...           0.50%(3)                  55.8

--------
(1) PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.70% of the Fund's average weekly net assets.
(2) PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.65% of the Fund's average weekly net assets.
(3) Includes compensation for administrative service.
(4) PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.36% of the Fund's average weekly net assets.
(5) PIMCO Advisors remits a portion of its fee to OpCap at an annual rate of 0.36% of the Fund's average weekly net assets.

  SBAM serves as an investment adviser, manager or sub-adviser to each SBAM Fund and to the investment companies listed below which have similar investment objectives to The Emerging Markets Income Fund Inc and the SBAM Funds. For purposes of comparison of the information listed below, The Emerging Markets

Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Worldwide Income Fund Inc have similar investment objectives; and Municipal Partners Fund Inc., Municipal Partners Fund II Inc. and Salomon Brothers National Intermediate Municipal Fund have similar investment objectives.

                                 Investment Advisory,
                              Management or Sub-Advisory Approximate net assets
                               Fee (as a percentage of   as of October 31, 1999
Name of Fund                  average weekly net assets)     (in millions)
------------                  -------------------------- ----------------------
The Emerging Markets Income
 Fund Inc...................            0.70%(1)                 $ 47.2
The Emerging Markets Income
 Fund II Inc................            0.70%(2)                  239.4
The Emerging Markets
 Floating Rate Fund Inc.....            0.65%(2)                   47.9
Global Partners Income Fund
 Inc........................            0.65%(2)                  164.2
Salomon Brothers High Income
 Fund Inc...................            0.70%                      57.4
Salomon Brothers High Income
 Fund II Inc................            1.00%                     832.7
Salomon Brothers
 Institutional Emerging
 Markets Debt Fund..........            0.70%(3)                   52.3
Salomon Brothers Worldwide
 Income Fund Inc............            0.90%                     150.2
Municipal Partners Fund
 Inc........................            0.36%(2)                  116.5
Municipal Partners Fund II
 Inc........................            0.36%(2)                  122.9
Salomon Brothers National
 Intermediate Municipal
 Fund.......................            0.50%                      14.7

--------
(1) Fee is paid by the Fund and includes compensation for administrative services.
(2) Fee is paid by PIMCO Advisors out of its management fee and includes compensation for administrative services.
(3) SBAM has voluntarily agreed to limit the total expenses (including its advisory fees) of the Fund (exclusive of taxes, interest and extraordinary expenses, such as litigation and indemnification expenses) on an annualized basis, to 0.75% of the Fund's average daily net assets.

  OpCap does not serve as an investment adviser to any other registered investment company with an investment objective similar to that of Municipal Advantage Fund Inc.

2. INFORMATION PERTAINING TO THE MEETING:

  The following table sets forth the issued and outstanding shares of each Fund as of the Record Date.

                                                            Number of Shares of
                                        Number of Shares of   Preferred Stock
                                        Common Stock Issued     Issued and
Name of Fund                              and Outstanding       Outstanding
------------                            ------------------- -------------------
The Emerging Markets Income Fund Inc..       4,012,554               N/A
The Emerging Markets Income Fund II
 Inc..................................      23,433,684               N/A
The Emerging Markets Floating Rate
 Fund Inc.............................       4,255,363               N/A
Global Partners Income Fund Inc.......      14,748,540               N/A
Municipal Advantage Fund Inc..........       7,257,093             1,100
Municipal Partners Fund Inc...........       5,757,024               800
Municipal Partners Fund II Inc........       6,007,094               900

3. INFORMATION PERTAINING TO THE EXISTING PIMCO AGREEMENTS, THE EXISTING SBAM AGREEMENTS AND THE EXISTING OPCAP AGREEMENTS:

  The following table provides information regarding the date of each Existing PIMCO Agreement, Existing SBAM Agreement and Existing OpCap Agreement, the date on which the respective Boards and stockholders of each Fund last approved such agreements, and the fees paid to PIMCO Advisors*, SBAM and/or OpCap, as applicable, pursuant to such agreements for each Fund's most recently completed fiscal year.*

                                                                                    Fees Paid by
                                                                                       PIMCO
                                                                        Fee Paid by Advisors to
                              Agreement       Date of Last Date of Last   Fund to     SBAM or
     Name of Fund            Description         Board     Stockholder     PIMCO       OpCap
 (and Fiscal Year-end)       (and date)         Approval     Approval    Advisors     Advisors
 ---------------------       -----------      ------------ ------------ ----------- ------------
The Emerging Markets     Existing PIMCO          11/2/99      1/15/98   $  202,832           --
Income Fund Inc (8/31)   Agreement (1/15/98)

The Emerging Markets     Existing PIMCO          11/2/99      1/15/98   $2,752,455           --
Income Fund II Inc       Agreement (1/15/98)
(5/31)

                         Existing SBAM           11/2/99      1/15/98          --   $1,605,599(1)
                         Agreement (1/15/98)

The Emerging Markets     Existing PIMCO          11/2/99      1/15/98   $  578,555           --
Floating Rate Fund Inc.  Agreement (1/15/98)
(2/28)

                         Existing SBAM           11/2/99      1/15/98          --   $  341,873(1)
                         Agreement (1/15/98)

Global Partners Income   Existing PIMCO          11/2/99      1/15/98   $1,789,926           --
Fund Inc. (8/31)         Agreement (1/15/98)

                         Existing SBAM           11/2/99      1/15/98          --   $1,057,684(1)
                         Agreement (1/15/98)

Municipal Advantage      Existing PIMCO         12/10/99     10/14/97   $  966,173           --
Fund Inc. (10/31)        Agreement (10/14/97)

                         Existing OpCap         12/10/99     10/14/97          --   $  579,704(1)
                         Agreement (10/14/97)

Municipal Partners Fund  Existing PIMCO          11/2/99      1/15/98   $  753,309           --
Inc. (12/31)             Agreement (1/15/98)

                         Existing SBAM           11/2/99      1/15/98          --   $  451,985(1)
                         Agreement (1/15/98)

Municipal Partners Fund  Existing PIMCO          11/2/99      1/15/98   $  788,760           --
II Inc. (6/30)           Agreement (1/15/98)

                         Existing SBAM           11/2/99      1/15/98          --   $  473,256(1)
                         Agreement (1/15/98)

--------
* Effective November 2, 1999, as to each SBAM Fund, and September 17, 1999 as to MAF, Value Advisors LLC, a wholly-owned subsidiary of PIMCO Advisors, assigned its duties and responsibilities to PIMCO Advisors under each agreement.
(1) Includes payment for administrative services.

4. INFORMATION PERTAINING TO EACH FUND'S DIRECTORS AND OFFICERS:

  The following table provides information regarding the directors and officers of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and/or Global Partners Income Fund Inc. who currently are also directors, officers or employees of PIMCO Advisors or SBAM.

                           Position with The Emerging
                            Markets Income Fund Inc/
                              The Emerging Markets
                             Income Fund II Inc/The
                            Emerging Markets Floating         Position with PIMCO
                              Rate Fund Inc/Global                 Advisors
Name                        Partners Income Fund Inc.               or SBAM
----                       --------------------------         -------------------
Heath B. McLendon.......  Co-Chairman of the Board      Member of the Board of
                                                         Directors, SBAM

William D. Cvengros.....  Co-Chairman of the Board      Chief Executive Officer and
                                                         President, PIMCO Advisors

Stephen J. Treadway.....  President                     Executive Vice President, PIMCO
                                                         Advisors

Newton B. Schott, Jr. ..  Executive Vice President      Senior Vice President, PIMCO
                                                         Advisors Mutual Fund Division

Peter J. Wilby..........  Executive Vice President      Managing Director, SBAM

Thomas K. Flanagan......  Executive Vice President      Managing Director, SBAM

Beth A. Semmel..........  Executive Vice President(1)   Managing Director, SBAM

James E. Craige.........  Executive Vice President      Managing Director, SBAM

Lewis E. Daidone........  Executive Vice President and  *
                           Treasurer

Anthony Pace............  Controller                    *

Christina T. Sydor......  Secretary                     *

Robert A. Vegliante.....  Assistant Secretary           *

--------
* Does not hold an office with SBAM but rather is an officer of one of SBAM's investment advisory affiliates.
(1) Ms. Semmel only holds this office with Global Partners Income Fund Inc.

  The following table provides information regarding the directors and officers of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. who currently are also directors, officers or employees of PIMCO Advisors or SBAM.

                             Position with Municipal
                             Partners Fund Inc. and
                               Municipal Partners             Position with PIMCO
Name                              Fund II Inc.                 Advisors or SBAM
----                         -----------------------          -------------------
Heath B. McLendon.......  Co-Chairman of the Board      Member of Board of Directors,
                                                         SBAM

William D. Cvengros.....  Co-Chairman of the Board      Chief Executive Officer and
                                                         President, PIMCO Advisors

Stephen J. Treadway.....  President                     Executive Vice President, PIMCO
                                                         Advisors

Newton B. Schott, Jr. ..  Executive Vice President      Senior Vice President, PIMCO
                                                         Advisors Mutual Fund Division

Robert Amodeo...........  Executive Vice President      Director, SBAM

Lewis E. Daidone........  Executive Vice President and  *
                           Treasurer

Anthony Pace............  Controller                    *

Christina T. Sydor......  Secretary                     *

Robert A. Vegliante.....  Assistant Secretary           *

--------
* Does not hold an office with SBAM but rather is an officer of one of SBAM's investment advisory affiliates.

  The following table provides information regarding the directors and officers of Municipal Advantage Fund Inc. who currently are also directors, officers or employees of PIMCO Advisors or OpCap.

                                                              Position with PIMCO
                             Position with Municipal           Advisors or OpCap
Name                           Advantage Fund Inc.                 Advisors
----                         -----------------------          -------------------
Stephen J. Treadway.....  Chairman of the Board of      Executive Vice President, PIMCO
                           Directors                     Advisors

Bernard H. Garil........  President                     *

Matthew Greenwald.......  Executive Vice President      *

Newton B. Schott, Jr. ..  Executive Vice President and  Senior Vice President, PIMCO
                           Assistant Secretary           Advisors Mutual Fund Division

Lawrence K. Becker......  Treasurer                     *

Elliot M. Weiss.........  Secretary                     Vice President, OpCap

Brian Shlissel..........  Assistant Treasurer           *

--------
* Does not hold an office with OpCap but rather is an officer of one of OpCap's affiliates.

5. INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS:

  The following table provides information regarding the number and percentage of outstanding shares or common stock of each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1999.

Name                      Municipal Partners Fund Inc. Municipal Partners Fund II Inc.
----                      ---------------------------- -------------------------------
Charles F. Barber.......             1,000                          1,000
Heath B. McLendon.......               107                            103
William D. Cvengros.....               -0-                            -0-
Riodan Roett............               -0-                            -0-
Robert L. Rosen.........               -0-                            -0-
Stephen J. Treadway.....               -0-                            -0-
Newton B. Schott, Jr. ..               -0-                            -0-
Robert Amodeo...........               -0-                            -0-
Lewis E. Daidone........               -0-                            -0-
All Directors and
 Executive Officers (as
 a group)...............             1,107                          1,103

  The following table provides information regarding the number and percentage of outstanding shares of common stock of each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1999.

                           The Emerging   The Emerging    The Emerging
                          Markets Income Markets Income Markets Floating Global Partners
Name                         Fund Inc     Fund II Inc    Rate Fund Inc.  Income Fund Inc.
----                      -------------- -------------- ---------------- ----------------
Charles F. Barber.......      3,719          5,915            500             1,000
William D. Cvengros.....        -0-            -0-            -0-               -0-
Leslie H. Gelb..........        -0-            -0-            -0-               -0-
Heath B. McLendon.......        158            294            121               266
Riordan Roett...........        -0-            -0-            -0-               -0-
Jeswald W. Salacuse.....        200            200            200               200
Stephen J. Treadway.....        -0-            -0-            -0-               -0-
Newton B. Schott, Jr. ..        -0-            -0-            -0-               -0-
Peter J. Wilby..........        -0-            500            -0-               500
Beth A. Semmel..........        -0-            -0-            -0-               -0-
Thomas K. Flanagan......        302(1)         591            -0-               -0-
James E. Craige.........        316            -0-            -0-               171
Lewis E. Daidone........        -0-            -0-            -0-               -0-
All Directors and
 Executive Officers (as
 a group)...............      4,695          7,500            821             2,167

--------
(1) Shares are owned by Mr. Flanagan's wife. Mr. Flanagan disclaims beneficial ownership of such shares.

  The following table provides information regarding the number and percentage of outstanding shares of common stock of Municipal Advantage Fund Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1999.

                                                                       Municipal
                                                                       Advantage
   Name                                                                Fund Inc.
   ----                                                                ---------
   Raymond D. Horton..................................................    -0-
   Stephen J. Treadway................................................    -0-
   Robert L. Rosen....................................................    -0-
   Jeswald W. Salacuse................................................    246
   Bernard H. Garil...................................................    -0-
   Matthew Greenwald..................................................    -0-
   Newton B. Schott, Jr. .............................................    -0-
   Lawrence K. Becker.................................................    -0-
   Elliot M. Weiss....................................................    -0-
   Brian S. Shlissel..................................................    -0-
   All Directors and Executive Offices (as a group)...................    246

  For each of the Funds, the holdings of no director or executive officer, nor the directors and executive officers of such Fund as a group, represented more than 1% of the outstanding shares of such Fund's common stock as of October 31, 1999. Except as otherwise noted above, each director and executive officer has sole voting and investment power with respect to the listed shares. No director or executive officer held any shares of preferred stock of any Fund as of October 31, 1999.

  No person owned of record, or to the knowledge of the management of each relevant Fund, owned beneficially, more than 5% of the Fund's outstanding shares as of October 31, 1999.

  B. Specific Fund Information. The following information relates specifically to The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. and is provided in connection with the proposals in the proxy statement relating to such Funds.

The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc.

1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

  In accordance with each Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III.

 The Emerging Markets Income Fund Inc

  At the Meeting, stockholders will be asked to elect two Class III Directors to hold office until the year 2002 Annual Meeting of Stockholders, or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class II Directors and the Class I Directors expire at the Annual Meetings of Stockholders in the year 2001 and the end of 2000, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

  The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and each has previously been elected a director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

  The following table provides information concerning each nominee for election as a director of the Fund:

                                                               Common Stock
                                                            Beneficially Owned,
                                                                Directly or
                                                              Indirectly, on
                                                             October 31, 1999
Nominees and Principal Occupations During the  Director     -------------------
Past Five Years                                 Since   Age      Shares(A)
---------------------------------------------  -------- --- -------------------
Nominees to serve until the year 2002 Annual
 Meeting of Stockholders Class III Directors
Heath B. McLendon*, Co-Chairman; Managing        1998    66         158
 Director, Salomon Smith Barney Inc.,
 President and Director, SSBC Fund Management
 Inc. and Travelers Investment Adviser, Inc.;
 Chairman of Smith Barney Strategy Advisors
 Inc.

Leslie H. Gelb, Member of the Audit              1994    62         -0-
 Committee; President, The Council on Foreign
 Relations; formerly, Columnist, Deputy
 Editorial Page Editor and Editor, Op-Ed
 Page, The New York Times

  The following table provides information concerning the remaining directors of the Fund:

                                                               Common Stock
                                                            Beneficially Owned,
                                                                Directly or
                                                              Indirectly, on
                                                             October 31, 1999
Directors and Principal Occupations During     Director     -------------------
the Past Five Years                             Since   Age      Shares(A)
------------------------------------------     -------- --- -------------------
Directors serving until the year 2001 Annual
 Meeting of Stockholders Class II Directors
William D. Cvengros*, Co-Chairman; Chief         1997    51          -0-
 Executive Officer and President of PIMCO
 Advisors.

Charles F. Barber, Member of Audit Committee;    1994    82        3,719
 Consultant; formerly, Chairman of the Board,
 ASARCO Incorporated.

Directors serving until the year 2000 Annual
 Meeting of Stockholders Class I Directors
Jeswald W. Salacuse, Member of Audit             1994    61          200
 Committee; Henry J. Braker Professor of
 Commercial Law and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts
 University.

Riordan Roett, Member of Audit Committee;        1995    61          -0-
 Professor and Director, Latin American
 Studies Program, Paul H. Nitze School of
 Advanced International Studies, Johns
 Hopkins University.

--------
* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

 Global Partners Income Fund Inc.

  At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2002 Annual Meeting of Stockholders, or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class I Directors and the Class III Directors expire at the Annual Meetings of Stockholders in the year 2001 and the end of 2000, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

  The persons named in the accompanying form of proxy intend to vote at the meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and each has previously been elected a director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

  The following table provides information concerning each nominee for election as a director of the Fund:

                                                               Common Stock
                                                            Beneficially Owned,
                                                                Directly or
                                                              Indirectly, on
                                                             October 31, 1999
Nominees and Principal Occupations During the  Director     -------------------
Past Five Years                                 Since   Age      Shares(A)
---------------------------------------------  -------- --- -------------------
Nominees to serve until the year 2002 Annual
 Meeting of Stockholders Class II Directors
William D. Cvengros*, Co-Chairman; Chief         1997    51         -0-
 Executive Officer and President of PIMCO
 Advisors.

Leslie H. Gelb, Member of the Audit              1994    62         -0-
 Committee; President, The Council on Foreign
 Relations; formerly, Columnist, Deputy
 Editorial Page Editor and Editor, Op-Ed
 Page, The New York Times

  The following table provides information concerning the remaining directors of the Fund:

                                                               Common Stock
                                                            Beneficially Owned,
                                                                Directly or
                                                              Indirectly, on
                                                             October 31, 1999
Directors and Principal Occupations During     Director     -------------------
the Past Five Years                             Since   Age      Shares(A)
------------------------------------------     -------- --- -------------------
Directors serving until the year 2001 Annual
 Meeting of Stockholders Class I Directors
Charles F. Barber, Member of Audit Committee;    1994    82        1,000
 Consultant; formerly, Chairman of the Board,
 ASARCO Incorporated.

Riordan Roett, Member of Audit Committee;        1995    61          -0-
 Professor and Director, Latin American
 Studies Program, Paul H. Nitze School of
 Advanced International Studies, Johns
 Hopkins University.

Directors serving until the year 2000 Annual
 Meeting of Stockholders Class III Directors
Heath B. McLendon*, Co-Chairman; Managing        1998    66          266
 Director, Salomon Smith Barney Inc.,
 President and Director, SSBC Fund Management
 Inc. and Travelers Investment Adviser, Inc.;
 Chairman of Smith Barney Strategy Advisors
 Inc.

Jeswald W. Salacuse, Member of Audit             1994    61          200
 Committee; Henry J. Braker Professor of
 Commercial Law and formerly Dean, The
 Fletcher School of Law & Diplomacy, Tufts
 University.

--------
* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

 The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc.

  Each of the nominees and directors also serve as a director of certain other registered investment companies, as described below. Mr. McLendon also serves as a director of eleven registered investment companies advised by SBAM, four other registered investment companies advised by both PIMCO Advisors and SBAM, forty-two registered investment companies managed and/or administered by SSBC Fund Management Inc. ("SSBC"), six registered investment companies advised by Travelers Investment Management Company and seven registered investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director of ten registered investment companies advised by SBAM, four other registered investment companies advised by PIMCO Advisors and SBAM, two registered investment companies advised by Advantage Advisors, Inc. ("Advantage") and two registered investment companies advised by CIBC Oppenheimer Advisors, L.L.C. ("CIBC"), an affiliated company of Advantage. Messrs. Cvengros and Roett are directors of four other registered investment companies advised by both PIMCO Advisors and SBAM. Messrs. Gelb and Salacuse are directors of two other registered investment companies advised by both PIMCO Advisors and SBAM. Messrs. Roett and Salacuse are also directors of four registered investment companies advised by SBAM. Messrs. Salacuse and Gelb also serve as directors of two registered investment companies advised by Advantage, and Messrs. Salacuse and Gelb each serves as a director of one registered investment company advised by PIMCO Advisors and OpCap.

  At August 31, 1999, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 3,723,187 shares, equal to approximately 95% of the outstanding shares of the Emerging Markets Income Fund Inc's Common Stock and 13,456,283 shares, equal to approximately 91% of the outstanding Shares of Global Partners Income Fund Inc.'s Common Stock.

  Each Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and McLendon, the present executive officers of each Fund are:

                                                                        Officer
Name                                         Office                 Age  Since
----                                         ------                 --- -------
Stephen J. Treadway......... President                               52  1997
Peter J. Wilby.............. Executive Vice President                40  1994
Thomas K. Flanagan.......... Executive Vice President                44  1994
James E. Craige............. Executive Vice President                32  1999
Newton B. Schott, Jr. ...... Executive Vice President                57  1997
Lewis E. Daidone............ Executive Vice President and Treasurer  41  1998
Christina T. Sydor.......... Secretary                               46  1998

  Mr. Treadway has also served as an Executive Vice President of PIMCO Advisors and as Chairman and President of PIMCO Funds Distributors LLC ("PFD") and its predecessor since May 1996 and as an Executive Vice President of PIMCO Advisors since November 1997. Prior to May 1996, Mr. Treadway was employed by Salomon Smith Barney Inc. ("Salomon Smith Barney") for more than 18 years, serving in various senior officer positions. Mr. Wilby has also been a Managing Director of SBAM and Salomon Smith Barney since January 1996. Prior to January 1996, he was a Director of SBAM and Salomon Smith Barney. Mr. Flanagan has also been a Managing Director of SBAM and Salomon Smith Barney since December 1998. Prior to December 1998, Mr. Flanagan was a Director of SBAM and Salomon Smith Barney since July 1991. Mr. Craige has been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, he was a Director of SBAM and SSB since January 1998 and a Vice President of SBAM and SSB from May 1992 to January 1998.

Mr. Schott has also served as Senior Vice President of PIMCO Advisors Mutual Fund Division since November 1997. He also serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President--Legal and Secretary to PIMCO Advisors, PFD's parent company. Mr. Daidone has also been a Managing Director of Salomon Smith Barney since 1990. He is a director and Senior Vice President of SSBC and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor is also a Managing Director of Salomon Smith Barney. She is General Counsel of SSBC and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by Salomon Smith Barney.

  Each Fund's Audit Committee is composed of Messrs. Barber, Gelb, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee met once during the fiscal year ended August 31, 1999. The Fund has no nominating or compensation committees.

  During the fiscal year ended August 31, 1999, the Boards of Directors of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc met four times and five times, respectively. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

  Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid to each director during the twelve-month period ended December 31, 1999. Each of the directors listed below are members of each Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Neither Fund provides any pension or retirement benefits to directors. In addition, no remuneration was paid during the calendar year ended December 31, 1999 by either Fund to Messrs. Cvengros and McLendon, who are Interested Persons.

                                                                              Total Compensation from
                                                                              the Funds and any other
                                   Total                                       Funds Advised by SBAM
                               Compensation         Total Compensation from    and/or PIMCO Advisors
                         from The Emerging Markets the Global Partners Income  for the Calendar Year
Name of Director             Income Fund Inc.              Fund Inc.              ending 12/31/98
----------------         ------------------------- -------------------------- -----------------------
                                                                                 Directorships(A)
Charles F. Barber.......          $7,800                     $7,900                  $185,115(16)
Leslie H. Gelb..........          $6,400                     $6,500                  $ 43,400 (5)
Jeswald W. Salacuse.....          $7,800                     $7,800                  $ 71,298 (9)
Dr. Riordan Roett.......          $7,800                     $7,900                  $ 94,148(10)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
(*) In addition, Mr. Barber received $19,550 in deferred compensation from six investment companies advised by an affiliate of SBAM.

2. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require each Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, PIMCO Advisors and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Each Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended August 31, 1999.

3. INFORMATION PERTAINING TO THE RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  Each Fund's Board of Directors has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending August 31, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at August 31, 1999 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

Municipal Advantage Fund Inc.

1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS

  In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect one Class III Director to hold office until the 2003 Annual Meeting of Stockholders or thereafter when his successor is elected and qualified. The terms of office of the Class I and Class II Directors expire at the Annual Meetings of Stockholders in 2001 and 2002, respectively, or thereafter, in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. Mr. Salacuse's nomination will be voted on by the holders of the Fund's Preferred Stock and Common Stock, voting together as a single class.

  The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Both of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

  The following table provides information concerning each nominee for election as a director:

                                                     Common Stock           Preferred Stock
                                                  Beneficially Owned,     Beneficially Owned,
                                                Directly or Indirectly, Directly or Indirectly,
                                                  on October 31, 1999     on October 31, 1999
Nominee and Principal Occupations  Director     ----------------------- -----------------------
During the Past Five Years          Since   Age        Shares(A)               Shares(A)
---------------------------------  -------- ---        ---------        -----------------------
Class III director
 serving until 2003
 Annual Meeting of
 Stockholders
Jeswald W. Salacuse,                 1994    61           246                     -0-
 Member of Audit
 Committee; Henry J.
 Braker Professor of
 Commercial Law and
 formerly Dean, The
 Fletcher School of
 Law & Diplomacy,
 Tufts University.

  The following table provides information concerning the directors serving until the 2001 and 2002 Annual Meetings of Stockholders:

                                                      Common Stock           Preferred Stock
                                                   Beneficially Owned,     Beneficially Owned,
                                                 Directly or Indirectly, Directly or Indirectly,
                                                   on October 31, 1999     on October 31, 1999
Nominees and Principal Occupations  Director     ----------------------- -----------------------
    During the Past Five Years       Since   Age        Shares(A)               Shares(A)
----------------------------------  -------- ---        ---------        -----------------------
Class I director serving
 until 2001 Annual
 Meeting of Stockholders
Robert L. Rosen, Member               1993    53           -0-                     -0-
 of Audit Committee;
 Chief Executive
 Officer, RLR Partners,
 L.L.C. (general partner
 of private investment
 fund); Chairman,
 National Financial
 Partners; Director,
 Samsonite Corporation.

Class II nominees to
 serve until 2002 Annual
 Meeting of Stockholders
Raymond D. Horton,                    1994    60           -0-                     -0-
 Member of Audit
 Committee; Professor,
 Columbia University
 Graduate School of
 Business; President,
 Citizens Budget
 Commission, Inc.

Stephen J. Treadway*,                 1997    52           -0-                     -0-
 Chairman; Executive
 Vice President of PIMCO
 Advisors L.P. and
 Chairman and President
 of PIMCO Funds
 Distributors LLC and
 its predecessor;
 formerly employed by
 Smith Barney Inc. for
 over 18 years, serving
 in various senior
 officer positions.

--------
* "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of a relationship with PIMCO Advisors, the Fund's investment manager.
(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

  Each of Messrs. Rosen, Salacuse and Treadway serves as a director of certain other U.S. registered investment companies, as described below. Mr. Rosen serves as a director for two registered investment companies co-advised by PIMCO Advisors and SBAM. Mr. Salacuse is a director of four registered investment companies co-advised by PIMCO Advisors and SBAM, four registered investment companies advised by SBAM and two registered investment companies advised by Advantage. Mr. Treadway is a director of one other registered investment company advised by PIMCO Advisors and OpCap and of one registered investment company advised by PIMCO Advisors. At October 31, 1999, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 6,716,181 shares of Common Stock equal to approximately 92.5% of the outstanding shares of Common Stock of the Fund and 1,100 shares of Preferred Stock equal to 100% of the outstanding shares of Preferred Stock of the Fund.

  The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Treadway, the current executive officers of the Fund are:

Name                                           Office                      Age Officer Since
----                                           ------                      --- -------------
Bernard H. Garil........  President                                         59     1997
Matthew Greenwald.......  Executive Vice President                          45     1997
Newton B. Schott, Jr. ..  Executive Vice President and Assistant Secretary  57     1997
Lawrence K. Becker......  Treasurer                                         44     1999
Elliot M. Weiss.........  Secretary                                         37     1999

  Mr. Garil is a Managing Director of Oppenheimer Capital. He is also a limited partner of PIMCO Advisors and PIMCO Advisors Holdings L.P. Mr. Greenwald is Senior Vice President and Portfolio Manager of Oppenheimer Capital. Mr. Schott has served as Senior Vice President of PIMCO Advisors Mutual Fund Division since November 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PIMCO Funds Distributors LLC, and has held such positions or other senior office positions in the company since May 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors L.P. Mr. Becker has been Managing Director of Oppenheimer Capital since 1994. Mr. Weiss has been a Vice President of OpCap since March 1996. Prior to that he was a Vice President with Oppenheimer Capital.

  The Fund's Audit Committee is composed of Messrs. Horton, Rosen and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met two times during the fiscal year ended October 31, 1999. The Fund has no nominating or compensation committees.

  During the fiscal year ended October 31, 1999, the Board of Directors met four times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he was eligible.

  Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by PIMCO Advisors and/or OpCap during the past fiscal year. The following table provides information concerning the approximate compensation paid during the calender year ended December 31, 1999 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. No remuneration was paid during the calender year ended December 31, 1999 by the Fund to Mr. Treadway, who was a director of the Fund during the period and an "interested person" as defined in the 1940 Act because of his relationship with PIMCO Advisors.

                                                            Total Compensation
                                                            from the Fund and
                                              Aggregate   other Funds advised by
                                             Compensation     PIMCO Advisors
Name of Director                              from Fund        and/or OpCap
----------------                             ------------ ----------------------
                                                            Directorships (A)
Raymond D. Horton...........................    $8,500           $ 8,500(1)
Jeswald W. Salacuse.........................    $8,150           $40,050(5)
Robert L. Rosen.............................    $8,150           $19,550(3)

--------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

2. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, PIMCO Advisors and OpCap and their respective directors and certain officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended October 31, 1999.

3. INFORMATION PERTAINING TO THE RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at October 31, 1999, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available by telephone at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

                      [This page intentionally left blank]

                                                                      EXHIBIT B

                        FORM OF NEW PIMCO AGREEMENT/1/

  Agreement dated and effective as of       between      /2/ a Maryland
Corporation (herein referred to as the "Fund"), and PIMCO Advisors L.P., a Delaware limited partnership (the "Investment Manager/3/").

  /4/1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to (i) supervise the Fund's investment program, including advising and consulting with the Fund's board of directors and Salomon Brothers Asset Management Inc/5/ (the "Investment Adviser") regarding the Fund's overall investment strategy, (ii) advise the Fund and the Investment Adviser with respect to all matters relating to the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques, (iii) consult with the Investment Adviser on [at least a weekly]/6/ basis regarding the Investment Adviser's [specific]/7/ decisions concerning the purchase, sale or holding of particular securities, (iv) provide access on a continuous basis to economic, financial and political information, research and assistance, (v)/8/ [monitor the performance of the Fund's outside service providers, including the Fund's
--------
/1/This form is a composite of the seven New PIMCO Agreements.
/2/Each of The Emerging Markets Income Fund Inc ("EMD"), The Emerging Markets
  Income Fund II Inc ("EDF"), The Emerging Markets Floating Rate Fund Inc. ("EFL"), Global Partners Income Fund Inc. ("GDF"), Municipal Advantage Fund Inc. ("MAF"), Municipal Partners Fund Inc. ("MNP") or Municipal Partners Fund II Inc. ("MPT") as applicable.
/3/EMD agreement substitutes "Adviser" for "Investment Managers" throughout such agreement.
/4/EMD agreement substitutes the following for all of paragraph 1:
 "1. Appointment of Adviser. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to furnish to the Fund's investment manager, Salomon Brothers Asset Management Inc (hereinafter the "Investment Manager") and the Fund such research and assistance as the Investment Manager and the Fund shall from time to time reasonably request;
 (ii) to furnish to the Investment Manager and the Fund international economic information and analysis with particular emphasis on macroeconomic issues within the international economic community, particularly issues relating to emerging market country entities; (iii) to consult with the Investment Manager and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities; (iv) to consult with the Investment Manager and the Fund with respect to international political, financial and social developments, particularly those relating to emerging market countries; and
 (v) to pay the salaries, fees and expenses of such of the Fund's officers, directors or employees as are directors, officers or employees of the Adviser or any of its affiliates."
/5/MAF agreements substitute "OpCap Advisors" for "Salomon Brothers Asset
  Management Inc" throughout such agreement.
/6/EDF, EFL, GDF and MPT agreements omit the bracketed language.
/7/EDF, EFL, GDF and MPT agreements substitute "a regular" for the bracketed language.
/8/EDF, EFL and GDF agreements add "consult with the Investment Adviser and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities, (vi) consult with the Investment Adviser and the Fund with respect to international political, financial and social developments, particularly those relating to emerging market countries,
  (vii)" where indicated, and MAF agreement adds "be responsible for matters related to the corporate existence of the Fund, (vi)" where indicated.

administrator, transfer agent and custodian]/9/ and (vi) [pay the salaries, fees and expenses of such of the Fund's officers, directors or employees as are directors, officers or employees of the Investment Manager or any of its affiliates]/10/. In addition, the Investment Manager hereby undertakes and agrees to appoint Salomon Brothers Asset Management Inc as investment adviser to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund and (e) provide the following services: (i) compliance with [the rules and regulations of the Securities and Exchange Commission]/11/, including record keeping, reporting requirements and preparation of registration statements and proxies, (ii) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (iii) administrative and clerical services, including accounting services and maintenance of books and records and (iv) services to Fund stockholders, including responding to stockholder inquiries and maintaining a flow of information to stockholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

  2. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund [and to the Investment Adviser]/12/. The Investment Manager shall bear all expenses arising out of its duties hereunder/13/.

  Except as provided in Section 1 [hereof and subparagraph 3(a) of the Advisory Agreement (as defined below)]/14/, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational [and offering]/15/ expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager [and the Investment Advisers]/16/); expenses for legal, accounting and auditing services; taxes
--------
/9/EDF agreement omits the bracketed language.
/10/MPT agreement substitutes "pay the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof " for the bracketed language.
/11/EFL and GDF agreements substitute U.S. federal, state and other applicable laws and regulations for the bracketed language.
/12/MAF agreement adds "and provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund" where indicated.
/13/MAF agreement adds ", except that the Board of Directors may approve reimbursement for the time spent on Fund operations of personnel who spend substantial time on the operations (other than the provision of investment advice) of the Fund or other investment companies advised by the Investment Manager," where indicated.
/14/EDF, EFL and GDF agreements substitute "hereof and subparagraph 3(a) of the Investment Advisory and Administration Agreement among the Investment Adviser, the Investment Manager and with respect to certain sections, the Fund (the "Advisory and Administration Agreement")" for the bracketed language, and EMD agreement omits the bracketed language.
/15/EMD agreement omits the bracketed language.
/16/EFL and GDF agreements omit the bracketed language.

and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;/17/ costs of printing and distributing stockholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, [administrators and sub-administrators,]/18/ registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund [who are directors, officers or employees of the Investment Manager or the investment Adviser] to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; [salaries of stockholder relations personnel;]/19/ Costs of stockholders meetings/20/; insurance; interest; brokerage costs/21/; litigation and other extraordinary or non-recurring expenses.

  /22/3. Remuneration. In consideration of the services to be rendered by the Investment Manager under this agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the [fifth]/23/ business day of each month for the previous month at an annual rate of [0.60%]/24/ of the Fund's average weekly net assets/25/. If the fee payable to the Investment Manager pursuant to this paragraph 3 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement. [Compensation
--------
/17/EDF, EFL and GDF agreements add "expenses of leverage;" where indicated. /18/MAF agreement omits the bracketed language.
/19/MAF agreement omits the bracketed language.
/20/EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.
/21/MNP and MPT agreements add "expenses in connection with the offering and issuance of and, if applicable, auctions of shares" of preferred stock proposed to be issued by the Fund;" and MAF agreement adds "expenses in connection with the offering and issuance of and, if applicable, auctions of shares of any preferred stock issued by the Fund;" where indicated.
/22/EMD agreement adds the following paragraph where indicated:
 "3. Relationship with Investment Manager. In connection with the rendering of the services required under Section 1, the Fund has entered into an agreement dated the date hereof with the Investment Manager, which is to furnish certain services to the Fund pursuant to such agreement. Furthermore, it is agreed and acknowledged that the Adviser will provide advice and consultation to the Investment Manager regarding the Fund's overall investment strategy; however, the Investment Manager will have sole discretion over investment decisions for the Fund.
/23/EMD agreement substitutes "first" for the bracketed language.
/24/EMD agreement substitutes "0.50%", EFL and GDF agreements substitute
   "1.10%", EDF agreement substitutes "1.20%".
/25/MNP and MPT agreements add "(i.e. the average weekly value of the Fund's assets less its liabilities, exclusive of capital stock and surplus)" and MAF agreement adds "(i.e. the average weekly value of the Fund's assets less its liabilities, exclusive of common and preferred stock and surplus)" where indicated.

of the Investment Adviser for services provided under the Advisory/26/ Agreement is the sole responsibility of the Investment Manager.]/27/

  4. Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisors Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this agreement.

  5. Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Investment Adviser or of the] Fund.

  6. Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its stockholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence/28/ in the performance of its duties or from reckless disregard/29/ of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct/30/. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the Investment Manager]/31/ shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking, (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority
--------
/26/EDF, EFL, and GDF agreements add "and Administration" where indicated. /27/EMD agreement omits the bracketed language.
/28/EMD, EDF, EFL and GDF agreements add "on its part" where indicated. /29/EMD, EDF, EFL and GDF agreements add "by it" where indicated.
/30/EDF, EFL and GDF agreements add "by the Investment Manager" and EMD agreement adds by the Adviser where indicated.
/31/EMD agreement substitutes "the Adviser" for the bracketed language.

of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

  7. Duration and Termination. This agreement shall remain in effect until and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

  Notwithstanding the above, this agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

  8. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  9. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

  If to the Fund:

    [Name of Fund]
    [Seven World Trade Center
    New York, New York 10048]/32/
    Tel:
    Fax:
--------
/32/MAF agreement substitutes "1345 Avenue of the Americas, New York, New York
   10105" for the bracketed language.

  Attn: [name of Fund Secretary]

  If to the Investment Manager:

    PIMCO Advisors L.P.
    c/o PIMCO Funds Distributors LLC
    2187 Atlantic Street
    Stamford, CT 06902
    Tel:
    Fax:
    Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

  10. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this agreement as of the day and year first written above.

                                          [NAME OF FUND]

                                          By: _________________________________
                                            Name:
                                            Title:

                                          PIMCO ADVISORS L.P.

                                          By: _________________________________
                                            Name:
                                            Title:

                      [this page intentionally left blank]

                      [this page intentionally left blank]

                                                                      EXHIBIT C

                         FORM OF NEW SBAM AGREEMENT/1/

                              PIMCO Advisors L.P.
                       c/o PIMCO Funds Distributors LLC
                             2187 Atlantic Street
                          Stamford, Connecticut 06902


Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

  This will confirm the agreement between the undersigned (the "Investment Manager") [and you (the "Investment Adviser")]/2/ as follows:

  1. The Investment Manager has been employed by      /3/ (the "Fund")
pursuant to a management agreement dated       between you and the Investment
Manager (the "Management Agreement"). The Fund is a closed-end, [diversed]/4/ management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

  2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1,
(c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations
--------
/1/This form is a composite of the five New SBAM Agreements.
/2/EDF, EFL and GDF agreements substitute ", you (the "Investment Adviser") and the Fund (but only with respect to subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement)" for the bracketed language.
/3/Each of The Emerging Markets Income Fund Inc ("EMD"), a Maryland
  Corporation, The Emerging Markets Income Fund II Inc ("EDF"), The Emerging Markets Floating Rate Fund Inc. ("EFL"), a Maryland Corporation, Global Partners Income Fund Inc. ("GDF"), a Maryland Corporation, Municipal Partners Fund Inc. ("MNP"), a Maryland Corporation, or Municipal Partners Fund II Inc. ("MPF",), a Maryland Corporation, as applicable.
/4/EDF, EFL and GDF agreements substitute "non-diversified" for the bracketed language.

of the Fund and (e) provide the following services for the Fund: (i) compliance with [the rules and regulations of the SEC]/5/, including record keeping, reporting requirements and preparation of registration statements and proxies; (ii) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (iii) administrative and clerical services, including accounting services and maintenance of books and records; and (iv) services to Fund stockholders, including responding to stockholder inquiries and maintaining a flow of information to stockholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

  3. (a) The Investment Adviser shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement [and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Funded./6/

  (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;/7/ costs of printing and distributing stockholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser [or the Investment Manager]/8/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of stockholder relations personnel; costs of stockholders meetings/9/; insurance; interest; brokerage costs; [expenses in connection with the offering and issuance of and, if applicable, auctions of shares of preferred stock proposed to be issued by the Fund;]/10/ litigation and other extraordinary or non-recurring expenses.

  4. The Investment Adviser shall make investments for the Fund's account in accordance with the investment objectives/11/ and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of
--------
/5/EFL and GDF agreements substitute "U.S. federal, state and other applicable laws and regulations" for the bracketed language.
/6/EDF, EFL and GDF agreements omit the bracketed language.
/7/EDF, EFL and GDF agreements add "expenses of leverage;" where indicated. /8/EFL and GDF agreements omit the bracketed language.
/9/EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.
/10/EDF, EFL and GDF agreements omit the bracketed language.
/11/EFL agreement adds ", policies" where indicated.

investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

  5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance [, accounting services]/12/ or otherwise.

  6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers [affiliated with the Investment Adviser or the Investment Manager]/13/ for the execution of trades for the Fund.

  7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best [net]/14/ results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research.

  8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of [0.36%]/15/ of the Fund's average weekly net assets (i.e., the average weekly value of the Fund's assets less its liabilities exclusive of capital stock and surplus). If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

  9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the [1940 Act]/16/, the Investment Adviser agrees to maintain effective all requisite registrations, authorizations, and licenses, as the case may be, until the termination of this Agreement.
--------
/12/EDF, EFL and GDF agreements omit the bracketed language.
/13/EFL and GDF agreements substitute "(including Salomon Brothers Inc or any other brokers affiliated with the Investment Adviser or the Investment Manager)" for the bracketed language, and EDF agreement substitutes "(including brokers affiliated with the Investment Adviser or Investment Manager)" for the bracketed language.
/14/EFL and GDF agreements omit the bracketed language.
/15/EFL and GDF agreements substitute ".65% and EDF agreement substitutes
   ".70% for the bracketed language.
/16/EDF, EFL and GDF agreement substitute "Investment Advisers Act of 1940, as amended" for the bracketed language.

  10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund [or the Investment Manager]/17/ in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or [the Investment Manager]/18/ to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification pursuant to the foregoing sentence shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the]/19/ Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

  11. This agreement shall continue in effect until      and thereafter for
successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Adviser or by the Investment Adviser on 60 days' written notice to the Investment Manager. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may only be terminated in accordance with-the
--------
/17/EDF, EFL and GDF agreements omit the bracketed language.
/18/EDF, EFL and GDF agreements substitute "its stockholders" for the bracketed language.
/19/EDF, EFL and GDF agreements substitute "The" for the bracketed language.

provisions of this paragraph 11; provided, however, that nothing contained in this agreement shall prohibit the ability of the Investment Manager, in the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.

  12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

  13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

  If to the Investment Adviser:

    Salomon Brothers Asset Management Inc
    Seven World Trade Center
    New York, New York 10048
    Tel: (212) 783-7416
    Fax: (212) 783-3601
    Attn: President

  If to the Investment Manager:

    PIMCO Advisors L.P.
    c/o PIMCO Funds Distributors LLC
    2187 Atlantic Street
    Stamford, Connecticut 06902
    Tel:
    Fax:
    Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

  15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                          Very truly yours,

                                          PIMCO ADVISORS L.P.

                                          By: _________________________________
                                            Name:
                                            Title:

                                          By: _________________________________
                                            Name:
                                            Title:

ACCEPTED:
SALOMON BROTHERS ASSET
MANAGEMENT INC

By: _________________________________
  Name:
  Title:

___ hereby acknowledges and agrees to
the provisions of subparagraph 3.(b)
and [paragraph 3]/20/(b) of this
agreement.

_____________________________________

By: _________________________________
  Name:
  Title:
--------
/20/EDF, EFL and GDF agreements substitute "paragraphs 6, 7, 10 and 11" for the bracketed language.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                                                      EXHIBIT D

                          FORM OF NEW OPCAP AGREEMENT

                              PIMCO Advisors L.P.
                       c/o PIMCO Funds Distributors LLC
                             2187 Atlantic Street
                          Stamford, Connecticut 06902


OpCap Advisors
1345 Avenue of the Americas
New York, New York 10105

Dear Sirs:

  This will confirm the agreement between the undersigned (the "Investment Manager") and you (the "Investment Adviser") as follows:

  1. The Investment Manager has been employed by Municipal Advantage Fund Inc.
(the "Fund") pursuant to a management agreement dated as of        between the
Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

  2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1,
(c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and
(e) provide the following services for the Fund: (A) compliance with the rules and regulations of the SEC, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical services, including accounting services and maintenance of books and records; and (D) services to Fund stockholders, including responding to stockholder inquiries and maintaining a flow of information to stockholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

  3. (a) The Investment Adviser shall, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement.

  (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing stockholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, registrars, transfer agents, dividend-paying agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser or the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; costs of stockholders meetings; insurance; interest; brokerage costs; expenses in connection with the offering and issuance of and, if applicable, auctions of any shares of preferred stock issued by the Fund; and litigation and other extraordinary or non-recurring expenses.

  4. The Investment Adviser shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

  5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance, accounting services or otherwise.

  6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers affiliated with the Investment Adviser or the Investment Manager for the execution of trades for the Fund.

  7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research.

  8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 0.36% of the Fund's average weekly net assets (i.e. the average weekly value of the Fund's assets less its liabilities exclusive of common and preferred stock and surplus). If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

  9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the 1940 Act, and the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

  10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund for the Investment Manager in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or the Investment Manager to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification pursuant to the foregoing sentence shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

  11. This agreement shall continue in effect until        and thereafter for
successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This Agreement (a) may be terminated at any time, without penalty, by a vote of holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors or by the Investment Manager or the Investment Adviser on 60 days' written notice delivered to each party hereto, and (b) shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may only be terminated in accordance with the provisions of this paragraph 11; provided, however, that nothing contained in this agreement shall prohibit the ability of the Investment Manager, in the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.

  12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

  13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

  If to the Investment Adviser:

    OpCap Advisors
    1345 Avenue of the Americas
    New York, New York 10105
    Tel:
    Fax:
    Attn:

  If to the Investment Manager:

    PIMCO Advisors L.P.
    c/o PIMCO Funds Distributors LLC
    2187 Atlantic Street
    Stamford, Connecticut 06902
    Tel:
    Fax:
    Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

  15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                          Very truly yours,

                                          PIMCO ADVISORS L.P.

                                          By: _________________________________
                                            Name:
                                            Title:

ACCEPTED:
OPCAP ADVISORS

By: _________________________________
  Name:
  Title:

___hereby acknowledges, and agrees to
the provisions of subparagraph 3.(b)
and paragraph 10 of this agreement.

By: _________________________________
  Name:
  Title:

                    THE EMERGING MARKETS INCOME FUND II INC

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- FEBRUARY 24, 2000


          The undersigned hereby appoints Heath B. McLendon, Stephen J. Treadway and Robert A. Vegliante and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of The Emerging Markets Income Fund II Inc which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of The Emerging Markets Income Fund II Inc to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center on Thursday, February 24, 2000, at 11:00 a.m., Eastern time, and at any adjournments thereof.

          This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR items 1 and 2 listed on the opposite side.

     PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

          Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


         HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?
         ____________________________           ____________________________
         ____________________________           ____________________________
         ____________________________           ____________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 and 2.


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1. The approval of a new management agreement between PIMCO Advisors L.P. and the Fund.

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         FOR                      AGAINST                      ABSTAIN
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2. The approval of a new investment advisory and administration agreement among
PIMCO Advisors L.P., Salomon Brothers Asset Management Inc and the Fund.

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          FOR                      AGAINST                      ABSTAIN
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The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.
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I will attend the meeting.    Change of Address and/
                              or Comments Mark Here
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                                     Please be sure to sign and date this Proxy.
====================================

                                     Date ________________________________, 2000


                                     ___________________________________________

                                     ___________________________________________
                                     Signature(s), Title(s), if applicable

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Please Sign, Date and Return the Proxy            Votes MUST be indicated
Promptly Using the Enclosed Envelope.             (x) in Black or Blue ink.
                                                  ------------------------------
                                                                 x
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